SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 8, 2007

                          CAPSTONE TURBINE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                   001-15957                  95-4180883
(State or other jurisdiction  (Commission file number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

               21211 Nordhoff Street, Chatsworth, California 91311
                    (Address of principal executive offices)


                                 (818) 734-5300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information
     Item 2.02 Results of Operations and Financial Condition.
     On August 8, 2007, Capstone Turbine Corporation issued a press release announcing its financial results for the first quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9 - Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.
         Exhibit 99.1 Press release of Capstone Turbine Corporation dated August 8, 2007 containing financial information for the first quarter ended June 30, 2007.









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                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAPSTONE TURBINE CORPORATION
                                            (Registrant)

Date: August 8, 2007                         By:   /s/ Walter J. McBride
                                                   -----------------------------
                                                   Executive Vice President and
                                                   Chief Financial Officer








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                                  Exhibit Index
                                  -------------

 Exhibit Number                      Description of Document
----------------   -------------------------------------------------------------

99.1 Press release of Capstone Turbine Corporation dated August 8, 2007 containing financial information for the first quarter ended June 30, 2007.








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